Federated Municipal Ultrashort Fund

A Portfolio of Federated Fixed Income Securities, Inc.

Class A Shares (TICKER FMUUX)
Institutional Shares (TICKER FMUSX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED November 30, 2010

Under the heading entitled “Who Manages and Provides Services to the Fund?” in the section entitled “Portfolio Manager Information,” please replace the fifth sentence of the second paragraph that reads, “Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager.” with the following:

“For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of the three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts or funds used to determine IPP.”

September 9, 2011

Federated Municipal Ultrashort Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450946 (9/11)